Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 1, 2016, is entered into by and among Seventy Seven Energy Inc., a Delaware corporation (the “Company”) and the Persons who are signatories to this Agreement on the signature pages hereto (collectively, “Holders”).

Pursuant to, and in consideration of the obligations of the Company and the Holders under the Plan (as hereinafter defined), the premises, mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person, and the term “control” (including the terms “controlled”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract (including proxy) or otherwise; provided, however, that for the purposes of this Agreement, all Holders comprising Blue Mountain shall be deemed Affiliates of each other, all Holders comprising Axar shall be deemed Affiliates of each other and all Holders comprising Mudrick shall be deemed Affiliates of each other.

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Axar” means each of the Persons listed on the signature pages to this Agreement under the heading “Axar.”

“Blue Mountain” means each of the Persons listed on the signature pages to this Agreement under the heading “Blue Mountain.”

“Business Day” means any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York are not required to be opened.

“Board” means the board of directors of the Company.

“Bylaws” means the By-Laws of the Company, as the same may be amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time in accordance with its terms.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as the same may be amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time in accordance with its terms.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means, without duplication, Common Stock and any rights, warrants, options, securities, Indebtedness or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock whether exercisable, convertible or exchangeable at the time of issuance or upon the passage of time or the occurrence of some future event.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any shares or capital stock for or into which such common stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Contracting Parties” shall have meaning set forth in SECTION 3.9.

“Damages” shall have the meaning set forth in SECTION 2.7(a).

“Demand Maximum Offering Size” shall have the meaning set forth in SECTION 2.1(d).

“Demand Registration” shall have the meaning set forth in SECTION 2.1(a).

“Effective Date” shall have the meaning set forth to such term in the Plan.

“Eligible Holder” means, as of any date of determination, a Holder whose Common Stock (when aggregated with the Common Stock held by the members of the Holder Group of which such Holder is a member) cannot, under applicable law, be freely sold (without volume restrictions) without an effective registration statement under the Securities Act, including a Holder that is an “affiliate” (as defined in the Securities Act) of the Company or has been an “affiliate” of the Company within the 90 days prior to such date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Holder” shall have the meaning set forth in the introductory paragraph hereof and any transferee of Registrable Securities to which rights of the transferring Holder are assigned as provided in, and subject to, SECTION 3.4, and “Holders” means all Holders, collectively.

“Holder Group” means each of (i) Blue Mountain and its Affiliates that hold Common Stock, (ii) Mudrick and its Affiliates that hold Common Stock and (iii) Axar and its Affiliates that hold Common Stock.

“Indebtedness” has the meaning set forth in the Stockholders Agreement.

“Indemnified Party” means, with respect to a Person, such Person and such Person’s officers, directors and agents and each other Person, if any, who controls such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

“Indemnifying Party” means an Indemnifying Party as defined in SECTION 2.8.

“Initial Public Offering” means the initial underwritten public offering of Common Stock of the Company or any corporate successor to the Company by way of conversion, or parent of the Company, or any of their respective Subsidiaries, pursuant to a registration statement effective under the Securities Act after the Effective Date.

“Inspectors” means an Inspector as defined in SECTION 2.6(h).

“Mudrick” means each of the Persons listed on the signature pages to this Agreement under the heading “Mudrick.”

“NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotation (and any successor thereto).

“Non-party Affiliates” shall have meaning set forth in SECTION 3.9.

“Person” or “person” means any individual, firm, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Piggyback Maximum Offering Size” shall have the meaning set forth in SECTION 2.4(b).

“Piggyback Registration” shall have the meaning set forth in SECTION 2.4(a).

“Plan” means the Joint Prepackaged Chapter 11 Plan of Reorganization of Seventy Seven Finance Inc. and its Affiliated Debtors Debtor, Case No. 16-11409-LSS.

“Records” means an Inspector as defined in SECTION 2.6(h).

“Registering Holders” shall have the meaning set forth in SECTION 2.1(a)(ii).

“Registrable Securities” means any Common Stock (including any issuable or issued upon exercise, exchange or conversion of any Common Stock Equivalents) at any time owned, either of record or beneficially, by any Holder and any additional securities that may be issued or distributed or be issuable in respect of any such Common Stock by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until a Registration Statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective Registration Statement.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters to be provided pursuant to SECTION 2.6(i), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and out-of-pocket expenses of one counsel for the collective Holders requesting that their shares of Common Stock be registered pursuant to the applicable registration statement, and any other “local” counsel required to render legal opinions on behalf of such Eligible Holders, (ix) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in any offering, including the fees and expenses of any counsel thereto, (x) fees and disbursements of Underwriters customarily paid by issuers of securities, but excluding any underwriting fees, discounts and commissions and any stock transfer taxes attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among Underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies, and (xv) all other costs and expenses incurred by the Company or its officers in connection with their compliance with ARTICLE II.

“Registration Statement” means a registration statement on such form promulgated under the Securities Act for the registration of the offer and sale of securities.

“Requesting Holders” shall have the meaning set forth in SECTION 2.1.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Shelf Registration” shall have the meaning set forth in SECTION 2.2(a).

“Shelf Request” shall have the meaning set forth in SECTION 2.2(a).

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, by and among the Company and Blue Mountain Credit Alternatives Master Fund L.P., BlueMountain Timberline Ltd., BlueMountain Montenvers Master Fund SCA SICAV-SIF, BlueMountain Logan Opportunities Master Fund L.P., BlueMountain Guadalupe Peak Fund L.P., BlueMountain Foinaven Master Fund L.P., BlueMountain Kicking Horse Fund L.P., BlueMountain Summit Trading L.P., Axar Master Fund Ltd, Star V Partners LLC, Mudrick Distressed Opportunity Fund Global, LP, Blackwell Partners LLC – Series A, Boston Patriot Batterymarch St LLC, Mudrick Distressed Opportunity Specialty Fund, LP, Mudrick Distressed Energy Co-Investment Fund, LP and Mudrick Distressed Opportunity Drawdown Fund, LP as amended from time to time; provided that if the Stockholders Agreement shall have terminated the term “Stockholders Agreement” as used in this ARTICLE I for purposes of cross referencing defined terms shall mean such Stockholders Agreement as in effect immediately prior to such termination.

“Suspension” shall have the meaning set forth in SECTION 2.2(d).

“Underwritten Shelf Take-down” shall have the meaning set forth in SECTION 2.2(b).

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Withdrawing Holders” shall have the meaning set forth in SECTION 2.5(c).

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.1. Request for Registration.

(a) At any time following the six (6) month anniversary of the Effective Date, if the Company shall receive a written request from one or more Eligible Holders (in such capacity, the “Requesting Holders”) that the Company effect the registration (including an Initial Public Offering) under the Securities Act of all or any portion of such Requesting Holders’ Registrable Securities, and specifying the intended method of disposition thereof (whether underwritten or not), then the Company shall give notice of such requested registration (each such request shall be referred to herein as a “Demand Registration”) to the other Eligible Holders (if any) as promptly as reasonably practicable and in any event at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such Demand Registration and thereupon (subject to the limitations in SECTION 2.1(g)) shall use commercially reasonable efforts to prepare a Registration Statement on Form S-1 (or such other form promulgated under the Securities Act which the Company is then eligible to use with respect to the registration under the Securities Act) and use commercially reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the offer and sale of:

(i)	all Registrable Securities for which the Requesting Holders have requested registration under this SECTION 2.1; and

(ii)	subject to the restrictions set forth in SECTION 2.1(d), all other Registrable Securities that any other Holders (all such Holders, together with the Requesting Holders, the “Registering Holders”) have requested the Company to include in such registration by request received by the Company within ten (10) Business Days after any non-initiating Eligible Holders received the Company’s notice of the Demand Registration, or any other Holder pursuant to and in accordance with SECTION 2.4, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as requested by the Requesting Holders) of the Registrable Securities so to be registered; provided, that no Person may participate in any Registration Statement pursuant to this SECTION 2.1 unless such Person agrees to sell their Registrable Securities to the Underwriters (if any) selected as provided in SECTION 2.6(f) on the same terms and conditions as apply to the Requesting Holders; provided, further, that no such Registering Holders shall be required to make any representations or warranties, or provide any indemnity, in connection with any such registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Person’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Person’s power and authority to effect such transfer, (iii) the completeness and accuracy of any information provided by such Registering Holders for the purpose of inclusion in the registration statement, or (iv) such matters pertaining to compliance with securities laws by such Registering Holders as may be reasonably requested; provided, further, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion thereto; provided, further, that such liability will be limited to the net proceeds received by such Person from the sale of his, her or its Registrable Securities pursuant to such registration.

(b) At any time prior to the effective date of the Registration Statement relating to such registration, a majority of the Requesting Holders (measured by the number of Registrable Securities proposed to be sold by all Requesting Holders and not by the number of Requesting Holders) may revoke such request without liability to the Company or any of the other Registering Holders, by providing a written notice to the Company revoking such request; provided, that if so revoked, such Demand Registration shall not count as a Demand Registration under this Agreement. The decision as to whether to consummate and as to the terms of any Demand Registration shall be made by a majority of the Requesting Holders (measured by the number of Registrable Securities proposed to be sold by all Requesting Holders and not by the number of Requesting Holders) in their sole and absolute discretion.

(c) The Company shall be liable for and pay all Registration Expenses in connection with each Demand Registration, regardless of whether such Registration is effected; provided, that holders of Registrable Securities shall each pay their pro rata portion of all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(d) If a Demand Registration involves a public offering and the managing Underwriter advises the Company and the Requesting Holders that, in its view, the number of Registrable Securities that the Registering Holders and the Company propose to include in such registration exceeds the largest number of Registrable Securities that can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold (the “Demand Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Demand Maximum Offering Size:

(i)	all Registrable Securities requested to be registered by the Requesting Holders and the other Eligible Holders requesting Registrable Securities be included in such registration and offering, allocated, if necessary for the offering not to exceed the Demand Offering Maximum size, pro rata among such Requesting Holders and other Eligible Holders on the basis of the total number of Registrable Securities held by such Requesting Holders and other Eligible Holders immediately prior to such Demand Registration (and if the Registrable Securities requested to be registered by a Requesting Holder are reduced pursuant to this clause (i), such Requesting Holder’s Demand Registration shall not be counted for purposes of the number of Demand Registrations to which such Requesting Holder and its Holder Group are entitled pursuant to the terms of this Agreement if such Demand Registration would otherwise constitute the final Demand Registration such Requesting Holder and its Holder Group are entitled pursuant to the terms of this Agreement);

(ii)	second, all Registrable Securities requested to be registered by all other Holders, allocated, if necessary for the offering not to exceed the Demand Maximum Offering Size, pro rata among such other Holders on the basis of the relative number of Registrable Securities so requested to be included in such registration and offering by each such Holder;

(iii)	third, all shares of Common Stock requested to be included in such registration and offering by Persons other than Eligible Holders, allocated, if necessary for the offering not to exceed the Demand Maximum Offering Size, pro rata among such other Persons on the basis of the relative number of shares of Common Stock so requested to be included in such registration and offering by each such Person; and

(iv)	fourth, all securities proposed to be included in such registration and offering by the Company.

(e) No securities other than Common Stock may be included in any Demand Registration by any Person unless consented to in writing by the Requesting Holders.

(f) The Company may defer the filing of a Registration Statement required by this SECTION 2.1 for a period of up to one hundred twenty (120) days after the request to file a Registration Statement if at the time the Company receives the request to register Registrable Securities: (i) the Board, through a vote of at least a majority of the Board members other than the Board members designated by the Requesting Holders pursuant to the Stockholders Agreement, determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed material financing, material acquisition, corporate reorganization or other similar material transaction involving the Company or (B) the Demand Registration would require the disclosure of non-public information relating to a material transaction that would be required to be made in any Registration Statement filed with the Commission by the Company so that such Registration Statement would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the disclosure of such information would have a material adverse effect on the Company or the Company’s ability to consummate the transaction; or (ii) the Company is subject to any of its customary suspension or blackout periods, for all or part of such period. Without limiting the foregoing, the Company may suspend the continued use of a Registration Statement required by this SECTION 2.1 for a period of up to sixty (60) days if the Board determines in good faith that it is required by law, rule or regulation to supplement such Registration Statement or file a post-effective amendment to such Registration Statement in order to ensure that the prospectus included in the Registration Statement (1) contains the information required by the form on which such Registration Statement was filed and to cause the information contained in such prospectus to be true and correct in all material respects and not to have any omission of any material fact required to be stated therein or necessary to make the statements therein not misleading or (2) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein. A deferral of the filing of a Registration Statement, or the suspension of the continued use of a Registration Statement, pursuant to this SECTION 2.1(f), shall be promptly lifted, and the requested Registration Statement shall be filed as promptly as practicable, in the case of a deferral, if at any time there shall no longer exist the grounds for such deferral or suspension pursuant to the terms of this SECTION 2.1(f). In order to defer the filing of a Registration Statement, or suspend the continued use of a Registration Statement, pursuant to this SECTION 2.1(f), the Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral or suspension, deliver to each Requesting Holder a certificate signed by the entirety of the Board stating that the Company is deferring such filing, or suspending the continued use of a Registration Statement, pursuant to this SECTION 2.1(f) and a general statement of the reason for such deferral or suspension, as the case may be, and an approximation of the anticipated delay. The Company may defer the filing, or suspend the continued use of, a particular Registration Statement pursuant to this SECTION 2.1(f) no more than twice in any twelve (12) month period; provided, that there must be an interim period of at least sixty (60) days between the end of one deferral or suspension period and the beginning of a subsequent deferral or suspension period; provided, however, that a valid deferral of the filing of the Registration Statement, or suspension thereof, shall not diminish the obligation of the Company to continue preparations for the filing of such Registration Statement during such period of deferral or suspension.

(g) Notwithstanding anything to the contrary, the Company shall not be required to effect more than (i) four (4) Demand Registrations delivered by each Holder Group pursuant to SECTION 2.1(a) or (ii) one (1) Demand Registration delivered by any Holder Group in any one hundred eighty (180) day period (it being understood that a registration pursuant to the rights granted under SECTION 2.4 by such Holder Group shall not constitute a Demand Registration for the purposes of this SECTION 2.1(g)).

(h) So long as any Eligible Holder holds any Registrable Securities in respect of which registration rights provided for in this SECTION 2.1 remain in effect, the Company will not, directly or indirectly, without the prior written consent of each of the Eligible Holders, grant to any Person or agree to otherwise become obligated in respect of (i) the rights of registration in the nature or substantially in the nature of those set forth in this SECTION 2.1 that would have priority over or parity with the Registrable Securities with respect to the inclusion of such securities in any registration, or (ii) demand registration rights exercisable prior to such time as the Eligible Holders can first exercise their rights under this SECTION 2.1.

SECTION 2.2. Shelf Registrations.

(a) If, at any time following the six (6) month anniversary of the Effective Date, the Company qualifies for the use of Form S-3 promulgated under the Securities Act or any successor form thereto to file a “shelf” Registration Statement pursuant to Rule 415 under the Securities Act on Form S-3 (or any successor form to Form S-3, or any similar short-form Registration Statement) (a “Shelf Registration”), upon receipt of a written request (the “Shelf Request”) from any Eligible Holder that the Company file a Shelf Registration covering the resale of such Eligible Holder’s Registrable Securities, the Company shall (i) within ten (10) days of the receipt by the Company of such Shelf Request, give written notice of such proposed registration to any non-requesting Eligible Holder(s), (ii) use its commercially reasonable efforts, consistent with the terms of this Agreement, to cause the Shelf Registration to be filed with the Commission as soon as reasonably practicable and to include all Registrable Securities held by such requesting Eligible Holder to be registered on such form for the offering together with all or such portion of the Registrable Securities of any non-requesting Eligible Holder joining in such request as are specified in a written request received by the Company within ten (10) days after receipt of such written notice from the Company, and (iii) use its commercially reasonable efforts, consistent with the terms of this Agreement, to cause such Shelf Registration to be declared effective by the Commission as promptly as practicable. Notwithstanding anything to the contrary herein, the Company agrees to use commercially reasonable efforts to cause the Company to prepare applicable financial statements for certain periods prior to its emergence from bankruptcy under Chapter 11 of the United States Bankruptcy Code and certain periods following its emergence from bankruptcy under Chapter 11 of the United States Bankruptcy Code for the time periods required for the Company to qualify for the use of Form S-3. The provisions of this SECTION 2.2 shall be applicable to each take-down from a Shelf Registration initiated under this SECTION 2.2 and any subsequent resale of Registrable Securities pursuant thereto.

(b) In connection with any proposed firmly underwritten resale of Registrable Securities which is not pursuant to a Demand Registration under SECTION 2.1 and with respect to which such Shelf Registration is expressly being utilized to effect such resale (an “Underwritten Shelf Take-down”) pursuant to a Shelf Registration, each Eligible Holder agrees, in an effort to conduct any such Underwritten Shelf Take-Down in the most efficient and organized manner, to coordinate with any other Eligible Holders prior to initiating any sales efforts and cooperate with the other Eligible Holder(s) as to the terms of such Underwritten Shelf Take-Down, including the aggregate amount of securities to be sold and the number of Registrable Securities to be sold by each Eligible Holder. In furtherance of the foregoing, the Company shall give prompt notice to any non-initiating Eligible Holder (if such Eligible Holder’s Registrable Securities are included in the Shelf Registration) of the receipt of a request from the initiating Eligible Holder (whose Registrable Securities are included in the Shelf Registration) of a proposed Underwritten Shelf Take-Down under and pursuant to the Shelf Registration and, notwithstanding anything to the contrary contained herein, will provide such non-initiating Eligible Holders a period of five (5) Business Days to participate in such Underwritten Shelf Take-Down, subject to the terms negotiated by and applicable to the initiating Eligible Holder and subject to “cutback” limitations set forth in SECTION 2.1(d) as if the subject Underwritten Shelf Take-Down was being effected pursuant to a Demand Registration (mutatis mutandis). All such Eligible Holders electing to be included in an Underwritten Shelf Take-down must sell their Registrable Securities to the Underwriters selected as provided in SECTION 2.6(f) on the same terms and conditions as apply to any other selling equityholders; provided, however, that no such Person shall be required to make any representations or warranties, or provide any indemnity, in connection with any such registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Person’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Person’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws by such Person as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion thereto, and provided, further, that such liability will be limited to the net proceeds received by such Person from the sale of his, her or its Registrable Securities pursuant to such registration.

(c) The Company shall be liable for and pay all Registration Expenses in connection with each Shelf Registration, regardless of whether such Shelf Registration is effected, and any Underwritten Shelf Take-Down; provided, that holders of Registrable Securities shall each pay their pro rata portion of all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities.

(d) The Company may voluntarily suspend the effectiveness of a Shelf Registration or may otherwise require the discontinuance of offers under a Registration Statement related thereto for a period of up to 90 days if it determines that the offering of any Registrable Securities pursuant thereto would require the disclosure of non-public information relating to a material transaction that would be required to be made in any Registration Statement filed with the Commission by the Company so that such Registration Statement would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the disclosure of such information would have a material adverse effect on the Company or the Company’s ability to consummate the transaction (a “Suspension”). The Company shall notify each Holder eligible to sell Registrable Securities under such Registration Statement promptly of any Suspension and, upon receipt, each such Holder shall forthwith discontinue disposition of such Registrable Securities under such Registration Statement until such Holder’s receipt of the copies of the supplemental prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed. In addition, the Company shall promptly notify each Holder of the termination or lifting of any such Suspension.

SECTION 2.3. Limitation on Demand Registrations and Underwritten Shelf Take-down. Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to effect (i) a Demand Registration (and such request therefor shall not constitute a Demand Registration for any purpose under this Agreement) if the proposed Demand Registration would not reasonably be expected to result in aggregate gross cash proceeds to the participating Holder Groups in excess of $20 million (before deducting expenses and Underwriters’ discounts and commissions), or (ii) an Underwritten Shelf Take-down (and such request therefor shall not constitute an Underwritten Shelf Take-down Registration for any purpose under this Agreement), if the proposed Underwritten Shelf Take-down would not reasonably be expected to result in aggregate gross cash proceeds to the participating Holder Groups and any other holders of any other securities of entitled to inclusion in such registration, in excess of $20 million (before deducting expenses and Underwriters’ discounts and commissions).

SECTION 2.4. Piggyback Registrations.

(a) If the Company proposes to register any shares of Common Stock under the Securities Act (whether for itself or otherwise in connection with a sale of securities by another Person (including a Demand Registration by an Eligible Holder), but other than (i) in connection with a Shelf Registration and any resale of Registrable Securities by an Eligible Holder pursuant to a Shelf Registration, which shall be governed by the terms of SECTION 2.2, or (ii) a registration on a Form S-4 or Form S-8, the Company shall at each such time give prompt written notice at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration to each Holder Group holding Registrable Securities hereunder, which notice shall set forth such Holder Group’s rights under this SECTION 2.4 and shall offer such Holder Group the opportunity to include in such Registration Statement all or any portion of the Registrable Securities held by such Holder Group (a “Piggyback Registration”), subject to the restrictions set forth herein. Upon the request of any such Holder Group made within five (5) Business Days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by such Holder Group), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Holder Groups with rights to require registration of Registrable Securities hereunder, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided, that if such registration involves an underwritten public offering, all such Holder Groups requesting to be included in the Company’s registration must sell their Registrable Securities to the Underwriters selected as provided in SECTION 2.6(f) on the same terms and conditions as apply to the Company or any other selling equityholders; provided, however, that no such Person shall be required to make any representations or warranties, or provide any indemnity, in connection with any such registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Person’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Person’s power and authority to effect such transfer, (iii) the completeness and accuracy of any information provided by such Registering Holders for the purpose of inclusion in the registration statement and (iv) such matters pertaining to compliance with securities laws by such Person as may be reasonably requested; provided, further, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion thereto; and provided, further, that such liability will be limited to the net proceeds received by such Person from the sale of his, her or its Registrable Securities pursuant to such registration. If, at any time after giving notice of its intention to register any Registrable Securities pursuant to this SECTION 2.4(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company or the initiating holders, as applicable, shall decide for any reason and in its sole and absolute discretion not to register such securities, the Company shall give notice to all such Holder Groups and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this SECTION 2.4(a) shall relieve the Company of its obligations to effect a Demand Registration to the extent required by SECTION 2.1 except to the extent such registration results in the initiating Holder Groups of such Demand Registration no longer holding any Registrable Securities as a result of registration pursuant to this SECTION 2.4. The Company shall be liable for and pay all Registration Expenses in connection with each Piggyback Registration, regardless of whether such registration is effected.

(b) If a Piggyback Registration involves a public offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in SECTION 2.1(d) shall apply) and the managing Underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and all selling equityholders propose to include in such registration exceeds the largest number of Registrable Securities that can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold (the “Piggyback Maximum Offering Size”), the Company shall include in such registration, in the following priority, up to the Piggyback Maximum Offering Size:

(i)	first, such number of Registrable Securities proposed to be registered for the account of the Company, if any, as would not cause the offering to exceed the Piggyback Maximum Offering Size;

(ii)	second, such number of Registrable Securities requested to be included in such registration by Eligible Holders pursuant to SECTION 2.4(a) (the Registrable Securities in this clause (ii) allocated, if necessary for the offering not to exceed the Piggyback Maximum Offering Size, pro rata among such Eligible Holders on the basis of the total number of Registrable Securities held by such Eligible Holders immediately prior to such Piggyback Registration); and

(iii)	third, such number of Registrable Securities requested to be included in such registration by any other Holder Groups pursuant to SECTION 2.4(a) (the Registrable Securities in this clause (iii) allocated, if necessary for the offering not to exceed the Piggyback Maximum Offering Size, pro rata among such other Holder Groups based on their relative number of Registrable Securities requested to be included in the Piggyback Registration).

SECTION 2.5. Lock-Up Agreements.

(a) In connection with each underwritten public offering and if requested by the managing Underwriter, the Holder Groups agree not to effect any public sale or private offer or distribution (other than, if permitted by the managing Underwriter, a distribution-in-kind pro rata to all stockholders, limited partners or members, as the case may be, of such Holder Group) of any Registrable Securities during the ten (10) days immediately prior to the consummation of such public offering and during such time period after the consummation of such public offering, not to exceed ninety (90) days (one-hundred and eighty (180) days in the case of the Initial Public Offering) (in each case subject to any extension reasonably requested by the managing Underwriter as required to comply with any applicable FINRA regulation) as may be requested by the managing Underwriter; provided, that such lock-up agreements are also required from all directors, managers and executive officers, and from all Holder Groups who hold at least five percent (5%) of the Registrable Securities; provided, further, that each such director, manager, executive officer or Holder Group referenced in the foregoing proviso shall enter into such lock-up agreements if so required. Any discretionary waiver or reduction of the requirements under the foregoing provisions made by the Company or the applicable lead managing Underwriters shall apply to each Holder Group on a pro rata basis on the basis of the total number of Registrable Securities held by such Holder Group and other Holder Groups as of the time of any such waiver or reduction.

(b) Notwithstanding anything herein to the contrary, if the Company shall, at any time, register under the Securities Act an offering and sale of Registrable Securities held by the Holder Groups for sale to the public pursuant to an underwritten public offering, the Company shall not, without the prior written consent of the lead Underwriters for such offering, effect any public sale or distribution of securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such securities, for such period as shall be determined by the lead Underwriters and that is for the same period and on substantially similar terms as agreed to by the Eligible Holders.

(c) At any time following the Initial Public Offering, any Holder Group holds less than five percent (5%) of the then-outstanding Common Stock of the Company may elect (on behalf of itself and its Affiliates (collectively, the “Withdrawing Holders”)), by written notice to the Company, to withdraw from the provisions of ARTICLE II and as a result of such withdrawal, such Withdrawing Holders shall no longer be entitled to the rights, nor be subject to the obligations, of ARTICLE II and the Common Stock of the Company held by the Withdrawing Holders shall conclusively be deemed thereafter not to be “Registrable Securities” under this Agreement. No withdrawal pursuant to this SECTION 2.5(c) shall release any Withdrawing Holder from its indemnification and contribution rights and obligations, if any, pursuant to SECTION 2.7(b) and SECTION 2.9.

SECTION 2.6. Registration Procedures. Whenever any Holder Groups request that any Registrable Securities be registered pursuant to SECTION 2.1 or SECTION 2.4, subject to the provisions of such Sections, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

(a) The Company shall, as promptly as reasonably practicable from the date of receipt by the Company of the written request, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies and the managing Underwriter, if any, and the Eligible Holders of a majority of the Registrable Securities held by Eligible Holders to be registered thereunder shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed Registration Statement to become and remain effective for a period of not less than one-hundred and eighty (180) days or in the case of a Shelf Registration, not less than two (2) years (or such shorter period in which all of the Registrable Securities of the Registering Holders included in such Registration Statement shall have actually been sold thereunder); provided, however, that such one-hundred and eighty (180) day period or two (2) year period, as applicable, shall be extended for a period of time equal to the period any Holder Group refrains from selling any securities included in such registration at the request of an underwriter and in the case of any Shelf Registration, subject to compliance with applicable Commission rules, such two (2) year period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold.

(b) Prior to filing a Registration Statement or prospectus or any amendment or supplement thereto, the Company shall furnish to each participating Holder Group and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter the Company shall furnish to such Holder Group and underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Holder Group or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(c) After the filing of the Registration Statement, the Company shall (i) promptly notify each Holder Group holding Registrable Securities covered by such Registration Statement of the time when such Registration Statement has been declared effective or a supplement or amendment to any prospectus forming a part of such Registration Statement has been filed, (ii) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act and incorporate such information as the managing Underwriter or Underwriters and each of the Eligible Holders agree should be included therein relating to the plan of distribution; provided, that in the event the Registrable Securities being sold for an Eligible Holder is less than 33% of the Registrable Securities of the other Eligible Holders (in the aggregate), then the agreement of the Eligible Holders who hold such lesser amount of Registrable Securities being sold, shall not be required under this SECTION 2.6(c), (iii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Holder thereof set forth in such Registration Statement or supplement to such prospectus, and (iv) promptly notify each Registering Holders holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the Commission or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Holder holding such Registrable Securities reasonably (in light of such Registering Holder’s intended plan of distribution) requests, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Registering Holder to consummate the disposition of the Registrable Securities owned by such Registering Holder; provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SECTION 2.6(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company promptly shall notify each Registering Holder holding such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Registering Holder and file with the Commission any such supplement or amendment as promptly as practicable.

(f) Except for a Demand Registration and Underwritten Shelf Take-down, the Board shall have the right to select the Underwriter or Underwriters in connection with any public offering. In connection with the offering of Registrable Securities pursuant to a Demand Registration or Underwritten Shelf Take-down, (i) in the case of a Demand Registration, the Requesting Holder, and (ii) in the case of an Underwritten Shelf Take-Down, the holders of a majority of the Registrable Securities to be registered in such Underwritten Shelf Take-Down, shall select the Underwriter or Underwriters, which must be reasonably acceptable to the Company; provided that, in connection with a Demand Registration, the Requesting Holder may delegate its rights under clause (i) of this SECTION 2.6(f) to the Board. In connection with any public offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form, provided that the scope of the indemnity contained in such underwriting agreement on the part of the selling Holder Groups is not more extensive than the indemnity described in SECTION 2.7(b)), provided that such agreements are consistent with this Agreement, and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such public offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA. The Company shall make such representations and warranties to the holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings and take any other actions as the managing Underwriter or Underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities. Each Holder Group participating in such underwriting shall also enter into such agreement, provided that the terms of any such agreement are consistent with this Agreement.

(g) In connection with the filing of any registration statement pursuant to which the Company is liable for fees and expenses of counsel to the applicable Eligible Holders as Registration Expenses pursuant to clause (vii) of the definition thereof, the Company shall only be liable for the fees and expenses of one such counsel (and local counsel, as applicable) as selected by (i) in the case of a Demand Registration, the Requesting Holder, and (ii) in the case of any other registration statement, by the Holders holding a majority of the Registrable Securities to be registered by all such Eligible Holders pursuant to such registration statement.

(h) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by any Registering Holder and any Underwriter participating in any disposition pursuant to a Registration Statement being filed by the Company pursuant to this SECTION 2.6 and any attorney, accountant or other professional retained by any such Registering Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by law. Each Holder agrees that at the time that such Holder is a Registering Holder, information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in Equity Securities unless and until such information is made generally available to the public, and further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(i) The Company shall cause to be furnished to each Registering Holder and each such underwriter, if any, a signed counterpart, addressed to such Registering Holder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as Eligible Holders holding a majority of such Registrable Securities in the applicable Registration or the managing underwriter therefor reasonably requests.

(j) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder. The Company shall cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings to be made with FINRA.

(k) The Company may require each such Registering Holder, by written notice given to each such Registering Holder not less than ten (10) days prior to the filing date of such Registration Statement, to promptly, and in any event within seven (7) days after receipt of such notice, furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may

from time to time reasonably request and such other information as may be legally required in connection with such registration. Each holder of Registrable Securities agrees to furnish such information to the Company and cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(l) Each Holder agrees that at the time that such Holder is a Registering Holder, upon receipt of any written notice from the Company of the occurrence of any event requiring the preparation of a supplement or amendment of a prospectus relating to the Registrable Securities covered by a Registration Statement that is required to be delivered under the Securities Act so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or to make the statements therein not misleading, such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemented or amended prospectus, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in SECTION 2.6(a)) by the number of days during the period from and including the date of the giving of notice pursuant to SECTION 2.6(e) to the date when the Company shall make available to such Holder a prospectus supplemented or amended to conform with the requirements of SECTION 2.6(e).

(m) The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded and if none of the Registrable Securities are so listed, on any securities exchange or quotation system on which similar securities issued by the Company are then listed, and if no such similar securities are listed, on any national securities exchange.

(n) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other reasonable actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

SECTION 2.7. Indemnification.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder Group and its Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary or free-writing prospectus, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by or related to any violation or alleged violation of the Securities Act or Exchange Act, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made in reliance upon and in conformity with information furnished in writing to the Company by such Holder Group or on such Holder Group’s behalf expressly for use therein, provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or free-writing prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any

Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Holder Group and it was the responsibility of such Holder Group to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Damages.

(b) Indemnification by the Participating Holders. Each Holder, at the time that such Holder is a Registering Holder holding Registrable Securities included in any Registration Statement, agrees, severally but not jointly, to indemnify and hold harmless from and against all Damages the Company and its Indemnified Parties (i) with respect to information furnished in writing to the Company by such Holder or on such Holder’s behalf expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary or free-writing prospectus or (ii) to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was available to such Holder and would have cured the defect giving rise to such Damages. As a condition to including Registrable Securities in any Registration Statement filed in accordance with ARTICLE II, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Holder shall be liable under this SECTION 2.7(b) for any Damages in excess of the net proceeds realized by such Holder in the sale of Registrable Securities of such Holder to which such Damages relate.

SECTION 2.8. Indemnification Procedures. If any proceeding (including any governmental investigation) shall be instituted involving any Indemnified Party in respect of which indemnity may be sought pursuant to ARTICLE II, such Indemnified Party shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Damages (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

SECTION 2.9. Contribution.

(a) If the indemnification provided for in SECTION 2.7 and SECTION 2.8 is unavailable to the Indemnified Parties or insufficient in respect of any Damages (other than by reason of the exceptions provided herein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages, as between the Company on the one hand and each such Holder Group on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder Group in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each such Holder Group on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b) The Company and the Holder Groups agree that it would not be just and equitable if contribution pursuant to this SECTION 2.9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to SECTION 2.9(a). The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this SECTION 2.9, no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds realized by such Holder Group in the sale of Registrable Securities of such Holder Group to which such Damages relate exceeds the amount of any Damages that such Holder Group has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Subject to the foregoing and as among the Holder Group, each Holder Group’s obligation to contribute pursuant to this SECTION 2.9 is several in the proportion that the proceeds of the offering received by such Holder Group bears to the total proceeds of the offering received by all such Registering Holders and not joint.

SECTION 2.10. Cooperation by the Company. With a view to making available to the Holder Groups the benefits of certain rules and regulations of the Commission that may at any time permit the sale of securities to the public without registration, the Board agrees to use, and to cause the Company to use, its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are defined in Rule 144, at all times after the Effective Date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

(c) furnish to any Holder Group, so long as such Holder Group owns any Registrable Securities, upon request by such Holder Group, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder Group may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration; and

(d) upon the request of any Holder Group, instruct the transfer agent in writing that it shall rely on the written legal opinion of such Holder Group’s counsel and shall act in accordance with the written instructions of such Holder Group’s counsel, with respect to any transfer of Equity Securities of the Company.

SECTION 2.11. Public Offering Outside of the United States. Each of the Company and the Holder Groups agrees that if the Initial Public Offering occurs outside of the United States (such that the Registrable Securities have their primary listing by way of an admission to trading on a regulated market in the European Union or on another internationally recognized stock exchange) the provisions of this ARTICLE II shall be amended mutatis mutandis to give effect to the structural and organizational requirements of any such public offering and listing of securities, including as required:

(a) making an application for admission of all the securities comprised with the Equity Securities of the Company (including the Registrable Securities) to the official list of securities on the regulated market;

(b) making an application for admission of all of the securities comprised within the Equity Securities of the Company (including the Registrable Securities) to trading on the regulated market;

(c) preparing a prospectus in accordance with applicable law and the applicable regulations of the relevant stock exchange;

(d) complying with all filing and other notification obligations in respect of such prospectus under applicable law and the applicable regulations of the relevant stock exchange; and

(e) undertaking such other matters as shall be advised by appropriate counsel to the underwriters of the Company to give effect to such public offering.

ARTICLE III

MISCELLANEOUS

SECTION 3.1. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. It is accordingly agreed that, in addition to any other applicable remedies at law or equity, the parties and the third party beneficiaries of this Agreement shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the parties hereto hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

SECTION 3.2. Amendments and Waivers.

(a) No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

(b) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and each Eligible Holder; provided, that any amendment that has the effect of adversely affecting any Holder shall only be effective against such Holder with the written consent of such Holder.

SECTION 3.3. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by facsimile, electronic mail or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If to the Company:

SEVENTY SEVEN ENERGY INC. et al.

777 NW 63rd Street

Oklahoma City, OK 73116

Attention: David Treadwell, Esq.

Telephone: (405) 608-7704

Email: dtreadwell@77nrg.com

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P

910 Louisiana Street

Attention: Jason Rocha

Facsimile No.: (713) 229-2858

Email: jason.rocha@bakerbotts.com

If to any Holder, at its address and the address of its representative, if any, listed on the signature pages hereof.

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied or sent by electronic mail; and on receipt if sent by registered or certified mail.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

SECTION 3.4. Successors and Assigns. The rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder; provided, that in the event of a valid transfer of Registrable Securities by a Holder, the rights and obligations of the transferor under this Agreement (solely with respect to the Registrable Securities so transferred) shall be transferred to the transferee, subject to such transferee executing a joinder to this Agreement, to the extent expressly assigned by such transferor to such transferee; provided, for the avoidance of doubt, that the transferor in such transaction shall retain its rights and obligations under this Agreement (except with respect to any rights to effect a Demand Registration assigned to the transferee) with respect to any Registrable Securities not so transferred. This Agreement shall be binding upon the parties hereto and their respective successors, assigns and transferees.

SECTION 3.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by facsimile, by electronic mail in “portable document format” (“.pdf”) form, or any other electronic transmission, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

SECTION 3.6. Governing Law: Venue: Jurisdiction. THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each party hereby agrees that any action based upon, arising out of or relating to this Agreement (including any action concerning the violation or threatened violation of this Agreement) shall be heard and determined in any state or federal court sitting in the Court of Chancery of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, in the United States District Court for the District of Delaware), and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. In addition, each party consents to process being served in any such lawsuit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this SECTION 3.6 and shall not be deemed to confer rights on any Person other than the parties hereto. Nothing in this SECTION 3.6 shall affect or limit any right to serve process in any other manner permitted by law.

SECTION 3.7. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT WHETHER BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 3.8. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. Upon a determination that any provision of this Agreement is prohibited, unenforceable or not authorized, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

SECTION 3.9. Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as parties in the preamble to this Agreement (“Contracting Parties”). No Person who is not a Contracting Party, including without limitation any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any Contracting Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any of the foregoing (“Non-party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-party Affiliates.

SECTION 3.10. Recapitalization, Exchanges Etc., Affecting Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities and to any and all Equity Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise, including shares issued by a parent company in connection with a triangular merger) which may be issued in respect of, in exchange for, or in substitution of Registrable Securities, appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

SECTION 3.11. Entire Agreement. This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

SECTION 3.12. Aggregation of Equity Securities. All Registrable Securities held by a Holder and its Affiliates shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

SECTION 3.13. Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed to be part of this Agreement or otherwise affect the interpretation of this Agreement.

SECTION 3.14. No Third Party Beneficiaries. Except as provided in SECTION 3.4, nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

SEVENTY SEVEN ENERGY INC.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

AXAR

AXAR MASTER FUND LTD

By:	/s/ Andrew M. Axelrod
Name:	Andrew M. Axelrod
Title:	Authorized Signatory

ADDRESS:

c/o Axar Capital Management LP
1330 Avenue of the Americas, 6th Floor
New York, NY 10019
Attention: Andrew Axelrod
Facsimile No.: (212) 956-3127
Email: aaxelrod@axarcapital.com
rmosquera@axarcapital.com

STAR V PARTNERS LLC

By:	/s/ Andrew M. Axelrod
Name:	Andrew M. Axelrod
Title:	Authorized Signatory

ADDRESS:

c/o Axar Capital Management LP
1330 Avenue of the Americas, 6th Floor
New York, NY 10019
Attention: Andrew Axelrod
Facsimile No.: (212) 956-3127
Email: aaxelrod@axarcapital.com
rmosquera@axarcapital.com

BLUE MOUNTAIN

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN FOINAVEN MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

BLUEMOUNTAIN SUMMIT TRADING L.P.

By: BlueMountain Capital Management, LLC, its investment advisor

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

ADDRESS:

c/o BlueMountain Capital Management, LLC
280 Park Avenue, 12th Floor
New York, NY 10017
Attention: General Counsel
Email: LegalNotices@bmcm.com

MUDRICK

MUDRICK DISTRESSED OPPORTUNITY FUND GLOBAL, LP

By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Trevor Wiessmann
Name:	Trevor Wiessmann, Esq.
Title:	Corporate Secretary

ADDRESS:

527 Madison Avenue, 6th Floor
New York, NY 10022
Attention: Operations Department
Facsimile No.: (646) 747-9540
Email: operations@mudrickcapital.com

BLACKWELL PARTNERS LLC – SERIES A

By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Trevor Wiessmann
Name:	Trevor Wiessmann, Esq.
Title:	Corporate Secretary

ADDRESS:

527 Madison Avenue, 6th Floor
New York, NY 10022
Attention: Operations Department
Facsimile No.: (646) 747-9540
Email: operations@mudrickcapital.com

BOSTON PATRIOT BATTERYMARCH ST LLC

By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Trevor Wiessmann
Name:	Trevor Wiessmann, Esq.
Title:	Corporate Secretary

ADDRESS:

527 Madison Avenue, 6th Floor
New York, NY 10022
Attention: Operations Department
Facsimile No.: (646) 747-9540
Email: operations@mudrickcapital.com

MUDRICK DISTRESSED OPPORTUNITY SPECIALTY FUND, LP

By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Trevor Wiessmann
Name:	Trevor Wiessmann, Esq.
Title:	Corporate Secretary

ADDRESS:

527 Madison Avenue, 6th Floor
New York, NY 10022
Attention: Operations Department
Facsimile No.: (646) 747-9540
Email: operations@mudrickcapital.com

MUDRICK DISTRESSED ENERGY CO-INVESTMENT FUND, LP

By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Trevor Wiessmann
Name:	Trevor Wiessmann, Esq.
Title:	Corporate Secretary

ADDRESS:

527 Madison Avenue, 6th Floor
New York, NY 10022
Attention: Operations Department
Facsimile No.: (646) 747-9540
Email: operations@mudrickcapital.com

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND, LP

By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Trevor Wiessmann
Name:	Trevor Wiessmann, Esq.
Title:	Corporate Secretary

ADDRESS:

527 Madison Avenue, 6th Floor
New York, NY 10022
Attention: Operations Department
Facsimile No.: (646) 747-9540
Email: operations@mudrickcapital.com